UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015 (September 30, 2015)

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37419	95-2636730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1775 Sherman Street, Suite 3000 Denver, CO		80203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-860-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 30, 2015, PDC Energy, Inc. (the “Company”) entered into that certain Second Amendment (the “Second Amendment”) to the Third Amended and Restated Credit Agreement, dated as of May 21, 2013 (as amended from time to time prior to the date hereof, the “Existing Credit Agreement”) among the Company, as Borrower, certain Subsidiaries of the Company, as Guarantors, the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders. The Second Amendment extends the maturity date of the Existing Credit Agreement by two years, to May 21, 2020.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference herein.

The above descriptions are qualified entirely by reference to the copy of the Second Amendment, which is attached as Exhibit 10.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On October 1, 2015, the Company issued a press release regarding the Second Amendment, including the reaffirmation of the borrowing base under the Existing Credit Agreement.

The information in this Item 7.01, including Exhibit 99.1 to this report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1	Second Amendment to the Third Amended and Restated Credit Agreement, dated as of May 21, 2013 (as amended from time to time prior to the date hereof) among the Company, as Borrower, certain Subsidiaries of the Company, as Guarantors, the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.

99.1	Press Release dated October 1, 2015, announcing extension of Maturity Date on Credit Facility and Re-Affirmation of Borrowing Base of $700 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2015

PDC ENERGY, INC.

By:	/s/ Daniel W. Amidon
Daniel W. Amidon
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to the Third Amended and Restated Credit Agreement, dated as of May 21, 2013 (as amended from time to time prior to the date hereof) among the Company, as Borrower, certain Subsidiaries of the Company, as Guarantors, the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.

99.1	Press Release dated October 1, 2015, announcing extension of Maturity Date on Credit Facility and Re-Affirmation of Borrowing Base of $700 million.